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                                                                    EXHIBIT 10.4

                              AETHLON MEDICAL, INC.
                         NOTICE OF GRANT OF STOCK OPTION
                         -------------------------------



                Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Aethlon Medical, Inc., a Nevada corporation (the "Company"):


       Optionee:                    Richard H. Tullis
       ---------


       Grant Date:                  December 15, 2008
       -----------


       Exercise Price:              $0.41 per share


       Number of Option Shares:     750,000
       -----------------------


       Expiration Date:             June 4, 2018
       ---------------

       Type of Option:              Non-Statutory Stock Option


       Vesting Schedule:            250,000 shall vest on June 4, 2009,
       -----------------            250,000 shall vest on June 4, 2010 and
                                    250,000 shall vest on June 4, 2011

         Optionee agrees to be bound by the terms of the Stock Option Agreement attached hereto as Exhibit A.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice or in the attached Stock Option Agreement shall confer upon Optionee any right to continue in service in any capacity, including as an employee, for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's service and/or employment at any time for any reason, with or without cause.


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         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

Dated:  December 15, 2008               AETHLON MEDICAL, INC.



                                        By: /s/ James A. Joyce
                                            ------------------------------------
                                            Name: James A. Joyce
                                            Chairman and Chief Executive Officer

                                             OPTIONEE


                                        /s/ Richard H. Tullis
                                        ----------------------------------------
                                        Name: Richard H. Tullis
                                        Address:


ATTACHMENTS
-----------
EXHIBIT A - STOCK OPTION AGREEMENT



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                                    EXHIBIT A
                             STOCK OPTION AGREEMENT
                             ----------------------

                              AETHLON MEDICAL, INC.
                             STOCK OPTION AGREEMENT
                             ----------------------

                                    RECITALS
                                    --------

         The Board of Directors (the "Board") of Aethlon Medical, Inc. (the "Company"), in a telephonic Board Meeting held June 4, 2008, has deemed it fair and in the best interest of the Company and its stockholders that the Company issue to Richard H. Tullis an aggregate of 750,000 options to acquire restricted common stock.

         All capitalized terms in this Agreement not defined herein shall have the meaning assigned to them in the attached Appendix.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

         2. OPTION TERM. This option shall expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5.

         3. LIMITED TRANSFERABILITY. During Optionee's lifetime, this option shall be exercisable only by Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee's death.

         4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares as specified in the Vesting Schedule.

         5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following events occur:

                  (a) If the Optionee's service is terminated for any reason other than death or disability, then the Optionee may exercise this option, only to the extent that the option would have been exercisable upon the date of such termination (the "Termination Date"), no later than twelve (12) months after the Termination Date.

                  (b) If the Optionee's service is terminated because of the Optionee's death or disability (or the Optionee dies within twelve (12) months after a termination other than for cause or because of the Optionee's disability), then this option may be exercised only to the extent that it would have been exercisable by the Optionee on the Termination Date and must be exercised by the Optionee (or the Optionee's legal representative) no later than twelve (12) months after the Termination Date.



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                  (c) Notwithstanding the provisions above, if the Optionee's service is terminated for cause, neither the Optionee, the Optionee's estate nor such other person who may then hold this option shall be entitled to exercise it with respect to any Option Shares whatsoever.

         6. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         7. SHAREHOLDER RIGHTS. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

         8. REGISTRATION RIGHTS. If the Company at any time proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act"), for sale to the public, whether for its own account or for the account of other security holders or both, provided the Registrable Securities are not otherwise subject to an effective registration statement, the Company will cause such Registrable Securities to be included with the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Paragraph 8 shall be, in whole or in part, an underwritten public offering of Common Stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Optionee in writing of any such reduction. "Registrable Securities" means the number of shares of the Company's Common Stock set forth on the first page of the Notice of Grant of Stock Option.

         9. MANNER OF EXERCISING OPTION.

                  (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, the Optionee (or any other person or persons exercising the option) must take the following actions:

                           (i) Execute and deliver to the Company a written
                  notice setting forth the number of Option Shares for which the option is exercised.

                           (ii) Pay the aggregate Exercise Price for the
                  purchased shares in cash or in one or more of the following forms:


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                                    (A) by cancellation of indebtedness of the
                           Company to the Optionee;

                                    (B) if approved by the Board, by surrender
                           of shares that either: (1) have been owned by the Optionee for more than one year and have been paid for within the meaning of Rule 144 promulgated under the Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Optionee in the public market;


                                    (C) if approved by the Board, by waiver of
                           compensation due or accrued to the Optionee for services rendered;


                                    (D) with respect only to purchases upon
                           exercise of an option, and provided that a public market for the Company's stock exists:

                                            (1) through a "same day sale"
                           commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

                                            (2) through a "margin" commitment
                           from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                    (E) by any combination of the foregoing.
                           Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the written notice delivered to the Company in connection with the option exercise.

                           (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                           (iv) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.


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                           (v) Make appropriate arrangements with the Company
                           for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                  (b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of the Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                  (c) In no event may this option be exercised for any fractional shares.

         10. COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market or the OTC Bulletin Board, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

         11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate.

         12. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.




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         IN WITNESS WHEREOF, the parties have executed this Agreement on this
15th day of December, 2008.

                                     AETHLON MEDICAL, INC., a Nevada corporation



                                     By: /s/ James A. Joyce
                                         ---------------------------------------
                                         James A. Joyce
                                         Chairman and Chief Executive Officer

                                     OPTIONEE


                                     /s/ Richard H. Tullis
                                     -------------------------------------------
                                     Richard H. Tullis





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                                   APPENDIX A

                The following definitions shall be in effect under the
Agreement:

         1. AGREEMENT shall mean this Stock Option Agreement.

         2. CODE shall mean the Internal Revenue Code of 1986, as amended.

         3. COMMON STOCK shall mean the Company's common stock.

         4. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

         5. EXERCISE PRICE shall mean the exercise price payable per Option Share as specified in the Grant Notice.

         6. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

         7. FAIR MARKET VALUE. Fair Market Value of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean:

             (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

             (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market but is traded on the NASD OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

             (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Optionee and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

             (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the option are outstanding at the Determination Date.

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         8. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

         9. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

         10. NON-STATUTORY STOCK OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         11. OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

         12. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

         13. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice pursuant to which the Option Shares shall become exercisable.


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